SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 30, 1999

                       Stevens International, Inc.


          (Exact name of registrant as specified in its charter)


           Delaware                   1-9603              75-2159407
  (State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)            File Number)       Identification No.)


   5500 Airport Freeway, Fort Worth, Texas                    76117
   (Address of principal executive offices)                 (Zip Code)

  Registrant's telephone number, including area code     (817)  831-3911

  Item 5.  Other Events.

       (a) On July 27, 1999, Stevens International, Inc. (the "Company") announced that the American Stock Exchange (Amex) Adjudicatory Council and its Committee on Securities had affirmed a decision by the Amex staff to delist the Company's Series A and B common stocks from trading and registration on the American Stock Exchange. The Amex advised that the last trading day for Stevens
  International, Inc. Series A and Series B on the Amex was Friday, July 30, 1999. The Company expects that a continuing market for the securities of the Company will develop over the counter. The over the counter trading symbols for the securities of the Company are "SVEIA" for Series A shares and "SVEIB" for Series B shares.



  Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits:

            Press Release dated July 27, 1999


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STEVENS INTERNATIONAL, INC.

  Date:  August 2, 1999              By:  /s/  George A. Wiederaenders
                                     ---------------------------------
                                        George A. Wiederaenders
                                        Vice President, Treasurer, and
                                        Chief Accounting Officer

                             INDEX TO EXHIBITS

        EXHIBIT         EXHIBIT                          SEQUENTIALLY
        NUMBER                                           NUMBERED PAGE
        -------         -------                          -------------

          99            Press release dated July 27, 1999 *

  ________________
    *   Filed herewith.


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